                                               Chase Manhattan Bank, USA, (NA)
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1996-4
                                                                                         Distribution Date:         2/17/98

Section 5.2 - Supplement                      Class A          Class B       Collateral                    Total
----------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                     0.00            0.00            0.00                       0.00

(ii)     Monthly Interest Distributed              7,345,479.17      635,647.41            0.00               7,981,126.58
         Deficiency Amounts                                0.00            0.00                                       0.00
         Additional Interest                               0.00            0.00                                       0.00
         Accrued and Unpaid Interest                                                       0.00                       0.00

(iii)    Collections of Principal Receivables    145,902,996.00   12,158,513.52   15,632,533.34             173,694,042.86

(iv)     Collections of Finance Charge Recei      20,298,177.25    1,691,505.11    2,174,814.37              24,164,496.73

(v)      Aggregate Amount of Principal Receivables                                                       13,890,898,008.64

                          Investor Interest    1,400,000,000.00  116,666,000.00  150,000,666.67           1,666,666,666.67
                          Adjusted Interest    1,400,000,000.00  116,666,000.00  150,000,666.67           1,666,666,666.67

                                Series
           Floating Investor Percentage 12.00%           84.00%           7.00%           9.00%                   100.00%
           Fixed Investor Percentage    12.00%           84.00%           7.00%           9.00%                   100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                       94.68%
                     30 to 59 days                                                                                  1.81%
                     60 to 89 days                                                                                  1.16%
                     90 or more days                                                                                2.35%
                               Total Receivables                                                                  100.00%

(vii)      Investor Default Amount                 8,522,588.80      710,211.68      913,138.57            10,145,939.05

(viii)     Investor Charge-Offs                            0.00            0.00            0.00                     0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions      0.00            0.00            0.00

(x)        Servicing Fee                           1,166,666.67       97,221.67      125,000.56             1,388,888.89

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                          10.09%

(xii)      Reallocated Monthly Principal                                   0.00            0.00                     0.00

(xiii)     Closing Investor Interest(Class A)  1,400,000,000.00  116,666,000.00  150,000,666.67         1,666,666,666.67

(xiv)      LIBOR                                                                                                      5.59375%

(xv)       Principal Funding Account Balance                                                                        0.00

(xvi)      Accumulation Shortfall                                                                                   0.00

(xvii)     Principal Funding Investment Proceeds                                                                    0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                   ===================

(xix)      Available Funds                       19,229,594.20    1,602,457.03    2,060,322.82                22,892,374.05

(xx)       Certificate Rate                             5.7238%         5.9438%         6.2188%

----------------------------------------------------------------------------------------------------------------------

                                                       Chase Manhattan Bank, USA, (NA)
                                                    Monthly Certificateholder's Statement

                                                        Chase Credit Card Master Trust
                                                                Series 1997-1
                                                                                                      Distribution Date:     2/17/98

Section 5.2 - Supplement                                    Class A        Class B        Collateral                     Total
------------------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                              0.00           0.00              0.00                     0.00

(ii)       Monthly Interest Distributed                       5,991,619.79     516,869.30              0.00             6,508,489.09
           Deficiency Amounts                                         0.00           0.00                                       0.00
           Additional Interest                                        0.00           0.00                                       0.00
           Accrued and Unpaid Interest                                                                 0.00                     0.00

(iii)      Collections of Principal Receivables             119,848,889.57   9,987,372.73     12,840,987.19           142,677,249.49

(iv)       Collections of Finance Charge Receivables         16,673,502.74   1,389,453.73      1,786,451.55            19,849,408.03

(v)        Aggregate Amount of Principal Receivables                                                               13,890,898,008.64

                                       Investor Interest  1,150,000,000.00  95,833,000.00    123,214,619.00         1,369,047,619.00
                                       Adjusted Interest  1,150,000,000.00  95,833,000.00    123,214,619.00         1,369,047,619.00

                                               Series
           Floating Investor Percentage               9.86%          84.00%          7.00%             9.00%                 100.00%
           Fixed Investor Percentage                  9.86%          84.00%          7.00%             9.00%                 100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                                    Current                                                                                   94.68%
                                    30 to 59 days                                                                              1.81%
                                    60 to 89 days                                                                              1.16%
                                    90 or more days                                                                            2.35%
                                              Total Receivables                                                              100.00%

(vii)      Investor Default Amount                            7,000,697.94     583,389.47        750,076.81             8,334,164.22

(viii)     Investor Charge-Offs                                       0.00           0.00              0.00                     0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions                 0.00           0.00              0.00

(x)        Servicing Fee                                        958,333.33      79,860.83        102,678.85             1,140,873.02

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                     10.09%

(xii)      Reallocated Monthly Principal                                             0.00              0.00                     0.00

(xiii)     Closing Investor Interest (Class A Adjusted)   1,150,000,000.00  95,833,000.00    123,214,619.00         1,369,047,619.00

(xiv)      LIBOR                                                                                                            5.59375%

(xv)       Principal Funding Account Balance                                                                                    0.00

(xvi)      Accumulation Shortfall                                                                                               0.00

(xvii)     Principal Funding Investment Proceeds                                                                                0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                                  ==================

(xix)      Available Funds                                   15,795,738.09   1,316,306.93      1,692,405.09            18,804,450.11

(xx)       Certificate Rate                                           5.6838%        5.8838%           6.2438%

------------------------------------------------------------------------------------------------------------------------------------

                                                    Chase Manhattan Bank, USA, (NA)
                                                 Monthly Certificateholder's Statement

                                                     Chase Credit Card Master Trust
                                                             Series 1997-2
                                                                                                    Distribution Date:      2/17/98

Section 5.2 - Supplement                                    Class A        Class B         Collateral                  Total
--------------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                              0.00          0.00            0.00                      0.00

(ii)       Monthly Interest Distributed                       7,875,000.00    458,095.13            0.00              8,333,095.13
           Deficiency Amounts                                         0.00          0.00                                      0.00
           Additional Interest                                        0.00          0.00                                      0.00
           Accrued and Unpaid Interest                                                              0.00                      0.00

(iii)      Collections of Principal Receivables             156,324,638.58  8,882,053.31   12,434,942.90             77,641,634.79

(iv)       Collections of Finance Charge Receivables         21,748,047.05  1,235,680.54    1,729,962.25             24,713,689.84

(v)        Aggregate Amount of Principal Receivables                                                             13,890,898,008.64

                                      Investor Interest   1,500,000,000.00 85,227,000.00  119,318,455.00          1,704,545,455.00
                                      Adjusted Interest   1,500,000,000.00 85,227,000.00  119,318,455.00          1,704,545,455.00

                                               Series
           Floating Investor Percentage              12.27%          88.00%         5.00%           7.00%                   100.00%
           Fixed Investor Percentage                 12.27%          88.00%         5.00%           7.00%                   100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                                    Current                                                                                  94.68%
                                    30 to 59 days                                                                             1.81%
                                    60 to 89 days                                                                             1.16%
                                    90 or more days                                                                           2.35%
                                              Total Receivables                                                             100.00%

(vii)      Investor Default Amount                            9,131,345.15    518,824.77      726,358.66             10,376,528.58

(viii)     Investor Charge-Offs                                       0.00          0.00            0.00                      0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00            0.00

(x)        Servicing Fee                                      1,250,000.00     71,022.50       99,432.05              1,420,454.55

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                    10.09%

(xii)      Reallocated Monthly Principal                                            0.00            0.00                      0.00

(xiii)     Closing Investor Interest (Class A Adjusted)   1,500,000,000.00 85,227,000.00  119,318,455.00          1,704,545,455.00

(xiv)      LIBOR                                                                                                            5.59375%

(xv)       Principal Funding Account Balance                                                                                  0.00

(xvi)      Accumulation Shortfall                                                                                             0.00

(xvii)     Principal Funding Investment Proceeds                                                                              0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                             ===================

(xix)      Available Funds                                   20,603,136.64  1,170,629.02     1,638,889.62             23,412,655.28

(xx)       Certificate Rate                                           6.3000%       6.4500%         6.0938%

--------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank, USA, (NA)
                                           Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 1997-3

                                                                                                       Distribution Date:   2/17/98

Section 5.2 - Supplement                                           Class A          Class B        Collateral              Total
--------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                   0.00             0.00            0.00                  0.00

(ii)    Monthly Interest Distributed                                    0.00       113,507.30      155,763.66            269,270.96
        Deficiency Amounts                                              0.00             0.00                                  0.00
        Additional Interest                                             0.00             0.00                                  0.00
        Accrued and Unpaid Interest                                                                      0.00                  0.00

(iii)   Collections of Principal Receivables                   26,054,106.43     2,171,140.80    2,791,546.18         31,016,793.41

(iv)    Collections of Finance Charge Receivables               3,624,674.51       302,051.38      388,362.82          4,315,088.71

(v)     Aggregate Amount of Principal Receivables                                                                 13,890,898,008.64

                                           Investor Interest  250,000,000.00    20,833,000.00   26,786,048.00        297,619,048.00
                                           Adjusted Interest  250,000,000.00    20,833,000.00   26,786,048.00        297,619,048.00

                                                Series
        Floating Investor Percentage                   2.14%           84.00%            7.00%           9.00%               100.00%
        Fixed Investor Percentage                      2.14%           84.00%            7.00%           9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                       94.68%
                30 to 59 days                                                                                                  1.81%
                60 to 89 days                                                                                                  1.16%
                90 or more days                                                                                                2.35%
                                               Total Receivables                                                             100.00%

(vii)   Investor Default Amount                                 1,521,890.86       126,822.21      163,061.77          1,811,774.83

(viii)  Investor Charge-Offs                                            0.00             0.00            0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)     Servicing Fee                                             208,333.33        17,360.83       22,321.71            248,015.87

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.09%

(xii)   Reallocated Monthly Principal                                                    0.00            0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)          250,000,000.00    20,833,000.00   26,786,048.00        297,619,048.00

(xiv)   LIBOR                                                                                                               5.59375%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvi)   Accumulation Shortfall                                                                                                 0.00

(xvii)  Principal Funding Investment Proceeds                                                                                  0.00

(xviii) Principal Investment Funding Shortfall
                                                                                                                 ===================

(xix)   Available Funds                                         3,440,598.80       286,150.10      367,917.74          4,094,666.63

(xx)    Certificate Rate                                                6.7770%          5.9438%         6.3438%

--------------------------------------------------------------------------------------------------------------------------------

                                                               Chase Manhattan Bank, USA, (NA)
                                                             Monthly Certificateholder's Statement

                                                                 Chase Credit Card Master Trust
                                                                         Series 1997-4
                                                                                                  Distribution Date:         2/17/98

Section 5.2 - Supplement                                            Class A         Class B         Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)      Monthly Principal Distributed                                 0.00            0.00               0.00                  0.00

(ii)     Monthly Interest Distributed                          3,164,562.50      272,880.21               0.00          3,437,442.71
         Deficiency Amounts                                            0.00            0.00                                     0.00
         Additional Interest                                           0.00            0.00                                     0.00
         Accrued and Unpaid Interest                                                                      0.00                  0.00
(iii)    Collections of Principal Receivables                 62,529,855.43    5,210,821.29       6,699,627.44         74,440,304.16

(iv)     Collections of Finance Charge Receivables             8,699,218.82      724,934.90         932,059.17         10,356,212.89

(v)      Aggregate Amount of Principal Receivables                                                                 13,890,898,008.64

                                          Investor Interest  600,000,000.00   50,000,000.00      64,285,715.00        714,285,715.00
                                          Adjusted Interest  600,000,000.00   50,000,000.00      64,285,715.00        714,285,715.00

                                                   Series
         Floating Investor Percentage                         5.1421133%    84.00%           7.00%              9.00%        100.00%
         Fixed Investor Percentage                            5.14%         84.00%           7.00%              9.00%        100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                                              Current                                                                         94.68%
                                              30 to 59 days                                                                    1.81%
                                              60 to 89 days                                                                    1.16%
                                              90 or more days                                                                  2.35%
                                                        Total Receivables                                                    100.00%

(vii)    Investor Default Amount                               3,652,538.06      304,378.17         391,343.37          4,348,259.60

(viii)   Investor Charge-Offs                                          0.00            0.00               0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                    0.00            0.00               0.00

(x)      Servicing Fee                                           500,000.00       41,666.67          53,571.43            595,238.10

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                       10.09%

(xii)    Reallocated Monthly Principal                                                 0.00               0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)        600,000,000.00   50,000,000.00      64,285,715.00        714,285,715.00

(xiv)    LIBOR                                                                                                              5.59375%

(xv)     Principal Funding Account Balance                                                                                      0.00

(xvi)    Accumulation Shortfall                                                                                                 0.00

(xvii)   Principal Funding Investment Proceeds                                                                                  0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                   =================

(xix)    Available Funds                                       8,241,254.66      686,771.22         882,991.5           9,811,017.46

(xx)     Certificate Rate                                              5.7538%         5.9538%            6.1938%

------------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank, USA, (NA)
                                              Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                          Series 1997-5
                                                                                           Distribution Date:          2/17/98

Section 5.2 - Supplement                       Class A         Class B        Collateral                    Total
-------------------------------------------------------------------------------------------------------------------------

(i)        Monthly Principal Distributed                      0.00               0.00          0.00                          0.00

(ii)       Monthly Interest Distributed               4,473,444.44         262,133.00          0.00                  4,735,577.44
           Deficiency Amounts                                 0.00               0.00                                        0.00
           Additional Interest                                0.00               0.00                                        0.00
           Accrued and Unpaid Interest                                                         0.00                          0.00

(iii)      Collections of Principal Receivables      64,763,930.86       3,679,757.02  5,151,688.20                 73,488,586.86

(iv)       Collections of Finance Charge Receivables  9,327,485.45         529,969.16    741,960.68                 10,599,415.29

(v)        Aggregate Amount of Principal Receivables                                                            13,890,898,008.64

                               Investor Interest    500,000,000.00      28,409,000.00 39,772,819.00                568,181,819.00
                               Adjusted Interest    500,000,000.00      28,409,000.00 39,772,819.00                568,181,819.00

                                    Series
                Floating Investor Percentage   4.09%        88.00%              5.00%         7.00%                       100.00%
                Fixed Investor Percentage      4.09%        88.00%              5.00%         7.00%                       100.00%

(vi)       Receivables Delinquent (As % of Total Receivables)
                     Current                                                                                               94.68%
                     30 to 59 days                                                                                          1.81%
                     60 to 89 days                                                                                          1.16%
                     90 or more days                                                                                        2.35%
                               Total Receivables                                                                          100.00%

(vii)      Investor Default Amount                   3,631,484.40         206,333.68    288,868.74                  4,126,686.81

(viii)     Investor Charge-Offs                              0.00               0.00          0.00                          0.00

(ix)       Reimbursed Investor Charge-Offs/Reductions        0.00               0.00          0.00

(x)        Servicing Fee                               555,555.56          31,565.56     44,192.02                    631,313.13

(xi)       Portfolio Yield (Net of Defaulted Receivables)                                                                  10.27%

(xii)      Reallocated Monthly Principal                                        0.00          0.00                          0.00

(xiii)     Closing Investor Interest (Class A)     500,000,000.00      28,409,000.00 39,772,819.00                568,181,819.00

(xiv)      LIBOR                                                                                                         5.90625%

(xv)       Principal Funding Account Balance                                                                                0.00

(xvi)      Accumulation Shortfall                                                                                           0.00

(xvii)     Principal Funding Investment Proceeds                                                                            0.00

(xviii)    Principal Investment Funding Shortfall
                                                                                                             ====================

(xix)      Available Funds                           8,820,848.65         501,182.98    701,660.03                 10,023,691.67

(xx)       Certificate Rate                                  6.19400%           6.38800%      6.55625%

-------------------------------------------------------------------------------------------------------------------------